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                                  SCHEDULE 21.1

                         SUBSIDIARIES OF THE REGISTRANT

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   No.                      Name                    Jurisdiction of Organization or              Doing Business As
                                                             Incorporation
---------- --------------------------------------- ---------------------------------- -----------------------------------------
   1.      Nextera Interactive, Inc.                           Delaware               Nextera Interactive, Inc.
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   2.      Nextera Interactive, UK Limited                  United Kingdom            Nextera Interactive, UK Limited
---------- --------------------------------------- ---------------------------------- -----------------------------------------
   3.      Nextera Business Performance                      Massachusetts            Nextera Business Performance Solutions
           Solutions Group, Inc.                                                      Group, Inc.
---------- --------------------------------------- ---------------------------------- -----------------------------------------
   4.      Cranberry Hill Capital LLC                          Delaware               Cranberry Hill Capital LLC
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   5.      Sibson & Company, LLC                               Delaware               Sibson & Company, LLC
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   6.      Sibson International, LLC                           Delaware               Sibson International, LLC
---------- --------------------------------------- ---------------------------------- -----------------------------------------
   7.      Sibson AP LLC                                       Delaware               Sibson AP LLC
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   8.      Sibson UK Holdings Limited                       United Kingdom            Sibson UK Holdings Limited
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   9.      The Alexander Corporation Limited                United Kingdom            The Alexander Corporation Limited
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   10.     Sibson UK Limited                                United Kingdom            Sibson UK Limited
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   11.     Scanada, Inc.                                       Delaware               Scanada, Inc.
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   12.     Sibson Canada Co.                              Nova Scotia, Canada         Sibson Canada Co.
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   13.     NetNext Inc.                                        Delaware               NetNext Inc.
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   14.     Lexecon Inc.                                        Illinois               Lexecon Inc.
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   15.     ERG Acquisition Corp.                               Delaware               ERG Acquisition Corp.
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   16.     Lexecon Strategy Group, Inc.                        Delaware               Lexecon Strategy Group, Inc.
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   17.     CE Acquisition Corp.                                Delaware               CE Acquisition Corp.
---------- --------------------------------------- ---------------------------------- -----------------------------------------
   18.     Neonext LLC                                         Delaware               Neonext LLC
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